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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2002
                                                         -----------------

                             SONIC AUTOMOTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13395                                    56-201079
    (Commission File Number)               (I.R.S. Employer Indentification No.)

5401 E. Independence Boulevard Charlotte, North Carolina                 28212
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (704) 566-2400




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Item 5. Other Events

         On November 14, 2002, we issued a press release announcing the promotion of certain members of our senior management.

         A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SONIC AUTOMOTIVE, INC.


                                        By:        /s/ Theodore M. Wright
                                           -------------------------------------
                                           Theodore M. Wright
                                           President and Chief Financial Officer

Dated:  November 14, 2002

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